Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 13: Commitments and Contingencies

As a global company with a diverse business portfolio, CNH Industrial is exposed to numerous legal risks, including dealer and supplier litigation, intellectual property right disputes, product warranty and defective product claims, product performance, asbestos, personal injury, emissions and/or fuel economy and contractual issues and environmental claims that arise in the ordinary course of our business. The most significant of these matters are described below.

The outcome of any current or future proceedings, claims or investigations cannot be predicted with certainty. Adverse decisions in one or more of these proceedings, claims or investigations could require the Company to pay substantial damages, or undertake service actions, recall campaigns or other costly actions. It is therefore possible that legal judgments could give rise to expenses that are not covered, or not fully covered, by insurers’ compensation payments and could affect CNH Industrial’s financial position and results. When it is probable that such a loss has been incurred and the amount can be reasonably estimated, an accrual has been made against our earnings and included in “Other liabilities” on the consolidated balance sheets.

Although the ultimate outcome of legal matters pending against CNH Industrial and its subsidiaries cannot be predicted, the Company believes the reasonable possible range of losses for these unresolved legal matters in addition to the amounts accrued would not have a material effect on its consolidated financial statements.

Environmental

Pursuant to the U.S. Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), which imposes strict and, under certain circumstances, joint and several liability for remediation and liability for natural resource damages, and other federal and state laws that impose similar liabilities, CNH Industrial has received inquiries for information or notices of its potential liability regarding 65 non-owned U.S. sites at which regulated materials allegedly generated by CNH Industrial were released or disposed (“Waste Sites”). Of the Waste Sites, 15 are on the National Priority List (“NPL”) promulgated pursuant to CERCLA. For 59 of the Waste Sites, the monetary amount or extent of the Company’s liability has either been resolved; it has not been named as a potentially responsible party (“PRP”); or its liability is likely de minimis.

Because estimates of remediation costs are subject to revision as more information becomes available about the extent and cost of remediation and because settlement agreements can be reopened under certain circumstances, the Company’s potential liability for remediation costs associated with the 65 Waste Sites could change. Moreover, because liability under CERCLA and similar laws can be joint and several, CNH Industrial could be required to pay amounts in excess of its pro rata share of remediation costs. However, when appropriate, the financial strength of other PRPs has been considered in the determination of the Company’s potential liability. CNH Industrial believes that the costs associated with the Waste Sites will not have a material effect on the Company’s business, financial position or results of operations.

The Company is conducting environmental investigatory or remedial activities at certain properties that are currently or were formerly owned and/or operated or which are being decommissioned. The Company believes that the outcome of these activities will not have a material adverse effect on its business, financial position or results of operations.

The actual costs for environmental matters could differ materially from those costs currently anticipated due to the nature of historical handling and disposal of hazardous substances typical of manufacturing and related operations, the discovery of currently unknown conditions, and as a result of more aggressive enforcement by regulatory authorities and changes in existing laws and regulations. As in the past, CNH Industrial plans to continue funding its costs of environmental compliance from operating cash flows.

Investigation, analysis and remediation of environmental sites is a time consuming activity. The Company expects such costs to be incurred and claims to be resolved over an extended period of time which could exceed 30 years for some sites. As of December 31, 2015 and 2014, environmental reserves of approximately $37 million and $38 million, respectively, were established to address these specific estimated potential liabilities. Such reserves are undiscounted and do not include anticipated recoveries, if any, from insurance companies. After considering these reserves, management is of the opinion that the outcome of these matters will not have a material adverse effect on the Company’s financial position or results of operations.

Other Litigation and Investigation

Ligon: In this action alleging breach of contract and fraud following CNH America’s (now known as CNH Industrial America LLC) decision to change its supplier of hydraulic cylinders, Ligon and HTI sought damages related to unused inventory they claim HTI manufactured in reliance on CNH America’s planning numbers, alleged lost profits, equipment and improvement costs and punitive damages. Following trial in December 2011, the jury returned its verdict on December 16, 2011, finding in CNH America’s favor on HTI’s contract claim, and in plaintiffs’ favor on the fraudulent suppression claim. The jury awarded plaintiffs $3.8 million in compensatory damages and $7.6 million in punitive damages. CNH America appealed the case to the Alabama Supreme Court. On November 8, 2013 the Alabama Supreme Court, in a 6-2 decision, affirmed the jury award of compensatory and punitive damages. Following an agreement between plaintiffs and CNH America as to the verdict, interest and court-awarded costs, CNH America paid plaintiffs $12.8 million on January 7, 2014. The judgment was marked in the trial court record as having been satisfied and the matter is closed.

European Commission anti-competition investigation: Starting January 2011, Iveco S.p.A. (“Iveco”) and certain of its competitors have been subject to an investigation being conducted by the European Commission (the “Commission”) into certain business practices of the leading manufacturers of trucks and commercial vehicles in the European Union in relation to alleged anti-competitive behavior.

On November 20, 2014, Iveco received a Statement of Objections from the Commission alleging that Iveco and other companies in the heavy and medium truck industry had breached EU antitrust rules. The Commission indicated that it would seek to impose significant fines on the manufacturers. The Statement of Objections is a formal step in the Commission’s investigative process and details the Commission’s preliminary view of the conduct of the companies involved.

The Statement of Objections is not a final decision and, as such, it does not prejudice the final outcome of the proceedings. Under the applicable procedural rules, the Commission will review the manufacturers’ responses before issuing a decision and any decision would be subject to further appeals.

Iveco is evaluating the Statement of Objections and the documents on the Commission’s case file, and intends to issue its response to the Commission in due course and to avail itself of any opportunity allowed by the procedure to clarify its position in this matter. Given the numerous uncertainties in the next stages of the investigation, the Company is unable to predict the outcome or to estimate the potential fine at this time.

Commitments

CNH Industrial has entered operating lease contracts for the right to use industrial buildings and equipment with an average term of 10-20 years and 3-5 years, respectively. Total future minimum lease payments under non-cancellable lease contracts are as follows:

Amount
(in millions)
2016	$73
2017	59
2018	43
2019	33
2020	27
2021 and beyond	34
Total minimum rental commitments	$269

Total rental expense for all operating leases was $69 million, $58 million, and $64 million for the years ended December 31, 2015, 2014, and 2013, respectively.

At December 31, 2015, Financial Services has various agreements to extend credit for the following financing arrangements:

Facility	Total Credit Limit	Utilized	Not Utilized
	(in millions)
Wholesale and dealer financing	$7,007	$3,770	$3,237

 Guarantees

CNH Industrial provided loan guarantees on the debt or commitments of third parties and performance guarantees to non-consolidated affiliates as of December 31, 2015 and 2014 totaling $316 million and $383 million, respectively.

Other Contingencies

CNH Industrial is successor to Fiat Industrial, a company formed as a result of the demerger of Fiat S.p.A. (which, effective October 12, 2014, was merged into FCA) in favor of Fiat Industrial. As such, CNH Industrial continues to be liable jointly with FCA for the liabilities of FCA that arose prior to the effective date of the Demerger (January 1, 2011) and were still outstanding at that date (the “Liabilities”). This statutory provision is limited to the value of the net assets transferred to Fiat Industrial in the Demerger and survives until the Liabilities are satisfied in full. Furthermore, CNH Industrial may be responsible jointly with FCA in relation to tax liabilities, even if such tax liabilities exceed the value of the net assets transferred to Fiat Industrial in the Demerger. At December 31, 2015, the outstanding Liabilities amounted to approximately $1.3 billion (of which $1.1 billion consisted of bonds guaranteed by FCA). CNH Industrial evaluated as extremely remote the risk of FCA’s insolvency, and therefore no specific provision has been accrued in respect of the above mentioned potential joint liability.